SEASONS SERIES TRUST
Supplement to the Prospectus dated July 28, 2008
In the section titled “MANAGEMENT,” under the heading “Portfolio Management” the portfolio management disclosure for AIG SunAmerica Asset Management Corp. (“SunAmerica”) with respect to the Focus Growth Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Focus Growth Portfolio is managed by John Massey. Mr. Massey joined SunAmerica in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor’s Corporation from 1998 to 2001.”
Dated: December 19, 2008
Versions: Version 2 Class 1; Version 3 Class 2; Version 4 Class 3; and Combined Master

SEASONS SERIES TRUST
Supplement to the Statement of Additional Information dated July 28, 2008
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the disclosure with respect to the Focus Growth Portfolio is deleted and the chart should be supplemented with the following:

Other Client Accounts
(As of March 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Portfolio	Subadviser	Portfolio Manager	Accounts	($ millions)	Accounts	($millions)	Accounts	($millions)
Focus Growth	SunAmerica	Massey, John	4	$399.1	—	—	—	—
Dated: December 19, 2008